EXHIBIT 10.8.2

FIRST AMENDMENT

TO

AMENDED AND RESTATED WHOLESALE POWER CONTRACT

THIS FIRST AMENDMENT, dated as of June 1, 2005 (this “First Amendment”) is made to the Amended and Restated Wholesale Power Contract, dated as of January 1, 2003 (the “Wholesale Power Contract”) by and between Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Seller”) and Altamaha Electric Membership Corporation (the “Purchaser”).

WHEREAS, the Purchaser and the Seller desire to provide for an extension of the initial term of the Wholesale Power Contract originally set forth in Section 12.1 of the Wholesale Power Contract.

NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, the Purchaser and the Seller do hereby agree as follows:

1.                                       Extension of Term.  Effective as of the date of this First Amendment, the second sentence of Section 12.1 of the Wholesale Power Contract is hereby amended to read in its entirety as follows:

This Agreement shall remain in effect until December 31, 2050, and from year to year thereafter unless terminated on December 31, 2050, or any succeeding December 31, by either party’s giving to the other not less than three years’ prior written notice of its intention to terminate.

2.                                       Reduction in Term.  Effective as of the date of this First Amendment, Section 12.2 of the Wholesale Power Contract is hereby deleted.

3.                                       Confirmation of Wholesale Power Contract.  Except as expressly amended in this First Amendment, the Purchaser and Seller expressly ratify and confirm the Wholesale Power Contract.

[Signatures On Next Page]

IN WITNESS WHEREOF, the Seller and Purchaser have duly executed and delivered this First Amendment as of the date first above written.

SELLER:		PURCHASER:

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)		ALTAMAHA ELECTRIC MEMBERSHIP CORPORATION

By:	/s/ Thomas A. Smith	By:	/s/ James D. Musgrove
Name: Thomas A. Smith		Name: James D. Musgrove
Title:	President and Chief Executive	Title: General Manager
Officer

[CORPORATE SEAL]		[CORPORATE SEAL]

ATTEST:		ATTEST:

By:	/s/ Patricia N. Nash	By:	/s/ Bernard Hart
Name: Patricia N. Nash		Name: Bernard Hart
Title: Secretary		Title: Secretary-Treasurer

Schedule to Exhibit 10.8.2

First Amendment to Amended and Restated Wholesale Power Contract

The following is a list of substantially identical First Amendment to Amended and Restated Wholesale Power Contracts for 37 other Electrical Membership Corporations:

1.	Amicalola EMC
2.	Canoochee EMC
3.	Carroll EMC
4.	Central Georgia EMC
5.	Coastal EMC (d/b/a Coastal Electric Cooperative)
6.	Cobb EMC
7.	Colquitt EMC
8.	Coweta-Fayette EMC
9.	Diverse Power Incorporated, an EMC
10.	Excelsior EMC
11.	Grady EMC
12.	Greystone Power Corporation, an EMC
13.	Habersham EMC
14.	Hart EMC
15.	Irwin EMC
16.	Jackson EMC
17.	Jefferson Energy Cooperative, an EMC
18.	Lamar EMC, d/b/a Southern Rivers Energy
19.	Little Ocmulgee EMC
20.	Middle Georgia EMC
21.	Mitchell EMC
22.	Ocmulgee EMC
23.	Oconee EMC
24.	Okefenoke Rural EMC
25.	Pataula EMC
26.	Planters EMC
27.	Rayle EMC
28.	Satilla Rural EMC
29.	Sawnee EMC
30.	Slash Pine EMC
31.	Snapping Shoals EMC
32.	Sumter EMC
33.	Three Notch EMC
34.	Tri-County EMC
35.	Upson EMC
36.	Walton EMC
37.	Washington EMC